                                                                    Exhibit 99.1



                            BOSTON PROPERTIES, INC.
                   SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDED DECEMBER 31, 2001

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001


                                     INDEX


                                                                                     PAGE
                                                                                     ----

COMPANY BACKGROUND                                                                     3
INVESTOR INFORMATION                                                                 4-5
FINANCIAL HIGHLIGHTS                                                                   6
CONSOLIDATED BALANCE SHEETS                                                            7
CONSOLIDATED INCOME STATEMENTS                                                         8
FUNDS FROM OPERATIONS                                                                  9
FINANCIAL RATIOS                                                                      10
CAPITAL STRUCTURE                                                                     11
DEBT ANALYSIS                                                                      12-14
JOINT VENTURES                                                                        15
PORTFOLIO OVERVIEW - SQUARE FOOTAGE                                                   16
PROPERTY LISTING                                                                   17-20
TOP 20 TENANTS                                                                        21
PORTFOLIO OVERVIEW - FFO                                                              22
OCCUPANCY ANALYSIS                                                                    23
OFFICE PROPERTIES - LEASE EXPIRATION ROLL OUT                                         24
OFFICE/TECHNICAL PROPERTIES - LEASE EXPIRATION ROLL OUT                               25
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                                       26
RETAIL PROPERTIES - LEASE EXPIRATION ROLL OUT                                         27
GRAND TOTAL - OFFICE, OFFICE/TECHNICAL, INDUSTRIAL  AND RETAIL PROPERTIES             28
BOSTON AREA LEASE EXPIRATION ROLL OUT                                                 29
WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                                          30
SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                                          31
NEW YORK AREA LEASE EXPIRATION ROLL OUT                                               32
PRINCETON AREA LEASE EXPIRATION ROLL OUT                                              33
OTHER AREA LEASE EXPIRATION ROLL OUT                                                  34
HOTEL PERFORMANCE                                                                     35
SAME PROPERTY PERFORMANCE                                                             36
IN-SERVICE PROPERTY PERFORMANCE                                                       37
CAPITAL EXPENDITURES                                                                  38
VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                                   39
VALUE CREATION PIPELINE - DEVELOPMENT                                                 40
VALUE CREATION PIPELINE - LAND PARCELS                                                41

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington DC, and San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares. On October 31, 2000, Boston Properties successfully completed an additional public offering resulting in 17,110,000 shares (including the underwriters' over-allotment) being sold at $39.0625 per share for a total offering of $668,359,000.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, office/technical and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

Since the Company's initial offering in June 1997, the Company has acquired 47 properties adding approximately 17.7 million square feet to its portfolio, representing an investment of approximately $4.7 billion, and the Company has delivered 29 development properties adding approximately 4.3 million square feet to its portfolio, representing an investment of approximately $568.5 million. In addition, the Company is constructing 12 office properties for a total anticipated investment of approximately $1.8 billion. The Company owns or controls land where it can develop an additional 9.7 million square feet.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001


                              INVESTOR INFORMATION

                              111 Huntington Avenue
                              Boston, MA 02199-7610
                                 (617) 236-3300
                              (617) 236-3311 (fax)

KEY EMPLOYEES:

Mortimer B. Zuckerman                  Chairman of the Board

Edward H. Linde                        President, CEO and Director

Robert E. Burke                        Executive Vice President, Operations

Douglas T. Linde                       Senior Vice President, CFO and Treasurer


                                     TIMING

     QUARTERLY RESULTS FOR 2002 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING
                              ANTICIPATED SCHEDULE:

                  FIRST QUARTER                   LATE APRIL
                  SECOND QUARTER                  LATE JULY
                  THIRD QUARTER                   LATE OCTOBER
                  FOURTH QUARTER                  LATE JANUARY

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                          COMMON STOCK DATA (NYSE:BXP)

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):


                                                     4TH QUARTER 2001     3RD QUARTER 2001    2ND QUARTER 2001     1ST QUARTER 2001
HIGH PRICE                                               $  38.4100          $  41.2600          $  41.0600            $  43.3125
LOW PRICE                                                $  34.3300          $  36.2000          $  36.4700            $  37.9200
CLOSING PRICE                                            $  38.0000          $  38.1300          $  40.9000            $  38.4500
DIVIDENDS PER SHARE - ANNUALIZED                         $     2.32          $     2.32          $     2.32            $     2.12
CLOSING DIVIDEND YIELD - ANNUALIZED                            6.11%               6.08%               5.67%                 5.51%
CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS
   (IF CONVERTED) OUTSTANDING (THOUSANDS)                   124,630             124,644             124,369               124,240
CLOSING MARKET VALUE OF SHARES AND UNITS
    OUTSTANDING (THOUSANDS)                              $4,735,940          $4,752,676          $5,086,692            $4,777,028

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)



                                                                                       THREE MONTHS ENDED
                                                        ---------------------------------------------------------------------------
                                                        DECEMBER 31, 2001    SEPTEMBER 30, 2001     JUNE 30, 2001    MARCH 31, 2001
                                                        -----------------    ------------------     -------------    --------------

  INCOME ITEMS:

  Revenue                                                     $  266,094          $  277,159 (1)      $  256,269       $  233,456
  Net straight line rent                                      $    9,215          $    6,400          $    6,487       $    5,978
  Lease termination fees                                      $      397          $    4,857          $    2,458       $    1,163
  Capitalized interest                                        $   12,739          $   14,740          $   15,800       $   16,098
  Net income available to common shareholders before
       net derivative losses (SFAS No.133)                    $   56,980          $   65,083          $   52,887       $   48,058
  Funds from operations (FFO) before net derivative losses
       (SFAS No.133) and early surrender lease income - basic $  110,942          $  106,108          $  100,124       $   98,730
  Company's share                                             $   90,704          $   86,627          $   81,410       $   79,201
  FFO before net derivative losses (SFAS 133) and after
       early surrender lease income per share - basic         $     1.00          $     0.96          $     0.90       $     0.89
  FFO before net derivative losses (SFAS 133) and after
       early surrender lease income per share - diluted       $     0.95          $     0.91          $     0.86       $     0.85
  Dividends per share                                         $     0.58          $     0.58          $     0.58       $     0.53
  Funds available for distribution (FAD) (2)                  $   93,123          $   73,157          $   80,335       $   78,835


  RATIOS:

  Interest Coverage Ratio (excluding capitalized interest)          2.98                3.17                2.98             3.26
  Interest Coverage Ratio (including capitalized interest)          2.45                2.53                2.32             2.43
  FFO Payout Ratio                                                 61.05%              63.74%              67.44%           62.35%
  FAD Payout Ratio                                                 69.13%              88.01%              79.95%           74.36%


                                                        DECEMBER 31, 2001    SEPTEMBER 30, 2001     JUNE 30, 2001    MARCH 31, 2001
                                                        -----------------    ------------------     -------------    --------------

  CAPITALIZATION:

  Total Debt                                                  $4,314,942          $4,245,433          $4,177,670       $3,450,347

  Total Common Shares Outstanding @ Quarter End                   90,781              90,720              90,351           89,701
  Total Preferred Shares Outstanding @ Quarter End
    (if converted)                                                 2,625               2,625               2,625            2,625
  Total Common Units Outstanding @ Quarter End                    20,213              20,288              20,382           20,903
  Total Preferred Units Outstanding @ Quarter End
    (if converted)                                                11,011              11,011              11,011           11,011
  Price @ Quarter End                                         $  38.0000          $  38.1300          $  40.9000       $  38.4500
  Equity Value @ Quarter End                                  $4,735,940          $4,752,676          $5,086,692       $4,777,028
  Total Market Capitalization                                 $9,050,882          $8,998,109          $9,264,362       $8,227,375
  Debt/Total Market Capitalization                                 47.67%              47.18%              45.09%           41.94%


(1)      Includes non-cash early surrender lease income of $12,445.

(2) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight line rents, preferred dividends and distributions and nonrecurring charges.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                             DECEMBER 31, 2001       SEPTEMBER 30, 2001      JUNE 30, 2001       MARCH 31, 2001
                                             -----------------       ------------------      -------------       --------------
                                                (unaudited)             (unaudited)           (unaudited)          (unaudited)

      ASSETS
  Real estate                                      $6,165,932               $6,147,265         $6,090,113           $5,280,149
  Development in progress                           1,109,302                  984,962            915,135              881,274
  Land held for future development                    182,672                  165,753            160,729              123,232
       Less accumulated depreciation                 (719,854)                (683,029)          (647,881)            (616,620)
                                                   ----------               ----------         ----------           ----------
       Total real estate                            6,738,052                6,614,951          6,518,096            5,668,035
  Cash and cash equivalents                            98,067                  161,011            165,764              241,819
  Escrows                                              23,000                   20,901             31,577               29,861
  Investments in securities                             4,297                    4,297              4,297                6,060
  Tenant and other receivables, net                    43,546                   41,087             26,337               24,443
  Accrued rental income, net                          119,494                  110,441            104,304               97,657
  Deferred charges, net                               107,573                  104,370            100,804               76,209
  Prepaid expenses and other assets                    20,996                   46,303             47,962               73,539
  Investments in unconsolidated joint ventures         98,485                   90,160             94,155               92,456
                                                   ----------               ----------         ----------           ----------
           Total assets                            $7,253,510               $7,193,521         $7,093,296           $6,310,079
                                                   ==========               ==========         ==========           ==========

       LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities:
       Mortgage notes and bonds payable            $4,314,942               $4,245,433         $4,177,670           $3,450,347
       Unsecured Line of Credit                         -                        -                  -                     -
       Accounts payable and accrued expenses           81,108                   71,716             61,248               58,542
       Dividends and distributions payable             79,561                   79,005             78,241               71,917
       Interest rate contracts                         11,147                   32,136             19,045               19,774
       Accrued interest payable                         9,080                   15,679             12,067                8,127
       Other liabilities                               58,859                   52,969             53,365               56,943
                                                   ----------               ----------         ----------           ----------
            Total liabilities                       4,554,697                4,496,938          4,401,636            3,665,650
                                                   ----------               ----------         ----------           ----------

  Commitments and contingencies                         -                         -                 -                     -
                                                   ----------               ----------         ----------           ----------

  Minority interests                                  844,740                  847,232            851,868              821,575
                                                   ----------               ----------         ----------           ----------


   Series A Convertible Redeemable Preferred
       Stock, liquidation preference
       $50.00 per share, 2,000,000 shares
       issued and outstanding                         100,000                  100,000            100,000              100,000
                                                   ----------               ----------         ----------           ----------

   Stockholders' Equity:
       Excess stock, $.01 par value, 150,000,000
          shares authorized, none issued or
          outstanding                                                                                   -                    -
       Common stock, $.01 par value, 250,000,000
          shares authorized, 90,780,591,
          90,720,477, 90,350,510, and 89,701,122
          issued and outstanding, respectively            908                      907                904                  897
       Additional paid-in capital                   1,789,521                1,784,850          1,774,335            1,759,714
       Dividends in excess of earnings                (17,669)                 (20,296)           (19,193)             (15,829)
       Treasury stock, at cost                         (2,722)                    -                 -                     -
       Unearned compensation                           (2,097)                  (2,242)            (2,386)              (2,531)
       Accumulated other comprehensive loss           (13,868)                 (13,868)           (13,868)             (19,397)
                                                   ----------               ----------         ----------           ----------
            Total stockholders' equity              1,754,073                1,749,351          1,739,792            1,722,854
                                                   ----------               ----------         ----------           ----------
                  Total liabilities and
                      stockholders' equity         $7,253,510               $7,193,521         $7,093,296           $6,310,079
                                                   ==========               ==========         ==========           ==========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                         CONSOLIDATED INCOME STATEMENTS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                        THREE MONTHS ENDED
                                                                     -------------------------------------------------------------
                                                                     31-DEC-01        30-SEP-01        30-JUN-01       31-MAR-01
                                                                     ---------        ---------        ---------       ---------

  Revenue:
     Rental
        Base Rent (1)                                                 $221,664         $232,300         $208,071        $185,691
        Recoveries from tenants                                         26,966           27,473           27,266          26,178
        Parking and other                                               11,757           12,965           13,533          13,746
                                                                      --------         --------         --------        --------
           Total rental revenue                                        260,387          272,738          248,870         225,615
     Development and management services                                 3,878            2,805            3,110           3,397
     Interest and other                                                  1,829            1,616            4,289           4,444
                                                                      --------         --------         --------        --------
           Total revenue                                               266,094          277,159          256,269         233,456
                                                                      --------         --------         --------        --------

   Expenses:
      Operating                                                         83,611           81,475           76,865          70,343
      General and administrative                                         8,663            9,819            9,880           9,950
      Interest (2)                                                      59,730           59,936           55,870          47,853
      Depreciation and amortization                                     40,230           38,518           36,675          34,740
      Loss on investments in other companies                               -                -              6,500            -
                                                                      --------         --------         --------        --------
           Total expenses                                              192,234          189,748          185,790         162,886
                                                                      --------         --------         --------        --------
   Income before net derivative losses (SFAS No.133),
      minority interests and income from unconsolidated
      joint ventures                                                    73,860           87,411           70,479          70,570
   Net derivative losses (SFAS No.133)                                  (2,080)         (16,620)          (4,733)         (3,055)
   Minority interest in property partnerships                              456              374              510            (255)
   Income from unconsolidated joint ventures                             1,345              997              717           1,127
                                                                      --------         --------         --------        --------
   Income before minority interest in Operating Partnership             73,581           72,162           66,973          68,387
   Minority interest in Operating Partnership (3)                      (19,237)         (18,994)         (18,138)        (19,024)
                                                                      --------         --------         --------        --------
   Income before gain on sale of real estate                            54,344           53,168           48,835          49,363
   Gain on sale of real estate, net of minority interest                 2,584              -              1,851           4,654
                                                                      --------         --------         --------        --------
   Income before cumulative effect of a change in accounting
       principle                                                        56,928           53,168           50,686          54,017
   Cumulative effect of a change in accounting principle,
       net of minority interest                                            -               -                 -            (6,767)
                                                                      --------         --------         --------        --------
   Income before preferred dividend                                     56,928           53,168           50,686          47,250
   Preferred dividend                                                   (1,648)          (1,653)          (1,648)         (1,643)
                                                                      --------         --------         --------        --------
   Net income available to common shareholders                        $ 55,280         $ 51,515         $ 49,038        $ 45,607
                                                                      ========         ========         ========        ========


   INCOME PER SHARE OF COMMON STOCK
      Net income available to common shareholders per share - basic   $   0.61         $   0.57         $   0.54         $  0.51
                                                                      ========         ========         ========        ========
      Net income available to common shareholders per share - diluted $   0.60         $   0.56         $   0.53         $  0.50
                                                                      ========         ========         ========        ========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $9,215, $6,400, $6,487 and $5,978 for the three months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001, respectively.

(2)      Excludes capitalized interest of $12,739, $14,740, $15,800 and $16,098 for the three months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001, respectively.

(3) Equals minority interest percent of 18.24%, 18.36%, 18.69% and 19.78%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001, respectively.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                             FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                                      THREE MONTHS ENDED
                                                            ---------------------------------------------------------------------
                                                            31-DEC-01           30-SEP-01          30-JUN-01            31-MAR-01
                                                            ---------           ---------          ---------            ---------

  Income from operations before net derivative
     losses (SFAS No.133), minority interests
     and income from unconsolidated joint ventures           $ 73,860           $ 87,411           $ 70,479               $70,570
        Add:
           Real estate depreciation and amortization (1)       41,034             39,360             37,599                35,557
           Income from unconsolidated joint ventures            1,345                997                717                 1,127
        Less:
           Net derivative losses (SFAS No.133)                  2,080             16,620              4,733                 3,055
           Minority property partnership's share of funds
              from operations                                     776                832                411                   303
           Preferred dividends and distributions                8,448              8,383              8,260                 8,221
                                                             --------           --------           --------               -------
   Funds from operations  (FFO)                               104,935            101,933             95,391                95,675
        Add (subtract):
           Net derivative losses (SFAS No.133)                  2,080             16,620              4,733                 3,055
           Early surrender lease payments received -
              contractual basis                                 3,927            (12,445)                -                    -
                                                             --------           --------           --------               -------
   FFO before net derivative losses (SFAS No.133) and
      after early surrender lease payments received          $110,942           $106,108           $100,124               $98,730
                                                             ========           ========           ========               =======
   FFO available to common shareholders before net
      derivative losses (SFAS No. 133) and after early
      surrender lease payments received (3)                  $ 90,704           $ 86,627           $ 81,410               $79,201
                                                             ========           ========           ========               =======
   FFO per share before net derivative losses (SFAS No.133)
      and after cash basis early surrender lease
      income - basic                                         $   1.00           $   0.96           $   0.90               $  0.89
                                                             ========           ========           ========               =======
         Weighted average shares outstanding - basic           90,737             90,519             89,990                88,688
                                                             ========           ========           ========               =======
   FFO per share before net derivative losses (SFAS No.133)
      and after early surrender lease payments
      received - diluted                                     $   0.95           $   0.91           $   0.86               $  0.85
                                                             ========           ========           ========               =======
   FFO per share after net derivative losses (SFAS No.133)
      and before early surrender lease payments
         received - diluted                                  $   0.90           $   0.87           $   0.82               $  0.83
                                                             ========           ========           ========               =======
         Weighted average shares outstanding - diluted        105,577            105,812            105,259               104,160
                                                             ========           ========           ========               =======


                RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS



                                    DECEMBER 31, 2001        SEPTEMBER 30, 2001         JUNE 30, 2001         MARCH 31, 2001
                                    -----------------        ------------------         -------------         --------------

                                   INCOME      SHARES       INCOME        SHARES      INCOME      SHARES       INCOME   SHARES
                                (NUMERATOR) (DENOMINATOR) (NUMERATOR) (DENOMINATOR)(NUMERATOR)(DENOMINATOR)(NUMERATOR)(DENOMINATOR)
                                ----------- ------------- ----------- ------------ ----------- ------------ ---------- -----------

Basic FFO before net derivative
  losses (SFAS No.133) and after
  early surrender lease income    $110,942       110,982    $106,108       110,876   $100,124     110,676     $98,730     110,556
Effect of Dilutive Securities
   Convertible Preferred Units       6,800        11,011       6,730        11,011      6,612      11,011       6,578      11,011
   Convertible Preferred Stock       1,648         2,625       1,653         2,625      1,648       2,625       1,643       2,625
   Stock Options and other             -           1,205         -           1,657        -         1,633         -         1,837
                                  --------       -------    --------       -------   --------     -------     --------    -------
Diluted FFO before net derivative
   losses (SFAS No.133) and after
   early surrender lease payments
   received                       $119,390       125,823    $114,491       126,169   $108,384     125,945    $106,951     126,029
                                  ========       =======    ========       =======   ========     =======    ========     =======
Company's share of diluted FFO
   before net derivative losses
   (SFAS 133) and after early
   surrender lease payments
   received (2)                   $100,179       105,577     $96,017       105,812    $90,581     105,259     $88,379     104,160
                                  ========       =======    ========       =======   ========     =======    ========     =======
FFO per share before net
   derivative losses
   (SFAS No.133) and after early
   surrender lease payments
   received - basic               $   1.00                   $  0.96                  $  0.90                 $  0.89
                                  ========                  ========                 ========                ========
FFO per share before net derivative
   losses (SFAS No.133) and after
   early surrender lease payments
   received - diluted             $   0.95                   $  0.91                  $  0.86                 $  0.85
                                  ========                  ========                 ========                ========


(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,380, $1,394, $1,376 and $1,260, less corporate related depreciation of $576, $552, $452 and $443 , for the three months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001,respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended December 31, 2001, September 30, 2001, June 30, 2001and March 31, 2001 was 81.79%, 81.64%, 81.31%and 80.22%,
         respectively.

(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended December 31, 2001, September 30, 2001, June 30, 2001and March 31, 2001 was 83.91%, 83.87%, 83.58% and 82.65%,
         respectively.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                FINANCIAL RATIOS


                                                                                         THREE MONTHS ENDED
                                                              ------------------------------------------------------------------
                                                              12/31/2001         9/30/2001         6/30/2001           3/31/2001
                                                              ----------         ---------         ---------           ---------

  RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

  OPERATIONAL RATIOS (1)
     Debt Service Coverage Ratio                                    2.51          2.72  (2)            2.54               2.74
       (EBITDA + Income from Unconsolidated Joint Ventures)/
       (Interest+Principal)
     Interest Coverage Ratio (excluding capitalized int             2.98          3.17  (2)            2.98               3.26
       (EBITDA + Income from Unconsolidated Joint Venture)/
       Interest
     Interest Coverage Ratio (including capitalized interest)       2.45          2.53  (2)            2.32               2.43
       (EBITDA + Income from Unconsolidated Joint Venture)/
       Interest
     Return on Shareholder's Equity                                16.92%        18.74% (2)           16.06%             15.99%
       (EBITDA/Average Equity (book value)) (%)
     Return on Real Estate Investments                             10.41%        11.32% (2)           10.70%             10.95%
       (EBITDA/Average Real Estate Investments
       (book value)) (%)
     Dividend Payout Ratio                                         61.05%        63.74%               67.44%             62.35%
       (Dividends Declared/FFO) (%)

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

(2)      Includes non-cash early surrender lease income of $12,445.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


                                                           AGGREGATE PRINCIPAL
                                                            DECEMBER 31, 2001
                                                           -------------------


   Mortgage Loans                                              $4,314,942

   Unsecured Line of Credit                                          -
                                                               ----------

   Total Debt                                                  $4,314,942
                                                               ==========


                                     EQUITY
                                 (IN THOUSANDS)


                                                                          COMMON
                                               SHARES & UNITS              STOCK
                                                 OUTSTANDING             EQUIVALENTS            EQUIVALENT (1)
                                               --------------            -----------            -------------

  Common Stock                                     90,781                  90,781                  $3,449,678
  Preferred Stock                                   2,000                   2,625                      99,750
  Operating Partnership Units                      20,213                  20,213                     768,094
  Preferred Operating Partnership Units             9,346                  11,011                     418,418
                                                                         --------                  ----------
  Total Equity                                                            124,630                  $4,735,940
                                                                         ========                  ==========
  Total Market Capitalization                                                                      $9,050,882
                                                                                                   ==========

(1)      Value based on December 31, 2001 closing price of $38.00.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


 YEAR             2002        2003        2004        2005       2006      THEREAFTER        TOTAL
------           -----        ----        ----       -----      ------     ----------        -----

Amount        $282,139     $809,695    $306,567    $277,880     $284,516    $2,354,145      $4,314,942



                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (IN THOUSANDS)


                   OUTSTANDING              LETTERS OF              REMAINING
     FACILITY       @12/31/01                 CREDIT                 CAPACITY
     --------      -----------              ----------              ----------
     $605,000          $-                     $3,470                  $601,530


                       UNSECURED AND SECURED DEBT ANALYSIS


                                                          WEIGHTED                   WEIGHTED AVERAGE
                                % OF DEBT               AVERAGE RATE                     MATURITY
                                ---------               ------------                 ----------------
  Unsecured Debt                    0.00%                     0.00%                         1.2 years
  Secured Debt                    100.00%                     6.57%                         5.7 years
                                  ------                      ----                          ---
  Total Debt                      100.00%                     6.57%                         5.7 years
                                  ======                      ====                          ===


                      FLOATING AND FIXED RATE DEBT ANALYSIS


                                                          WEIGHTED                   WEIGHTED AVERAGE
                                % OF DEBT               AVERAGE RATE                     MATURITY
                                ---------               ------------                 ----------------

  Floating Rate Debt               20.07%                    3.77%                         1.4 years
  Fixed Rate Debt                  79.93%                    7.27%                         6.7 years
                                  ------                     ----                          ---
  Total Debt                      100.00%                    6.57%                         5.7 years
                                  ======                     ====                          ===

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001


                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


          PROPERTY                2002          2003          2004          2005          2006          THEREAFTER           TOTAL
          --------                ----          ----          ----          ----          ----          ----------           -----

  Citigroup Center             $  5,366      $  5,763      $   6,191      $  6,651      $ 7,145          $490,928          $522,044
  Embarcadero Center One, Two
     and Federal Reserve          4,207         4,498          4,809         5,141        5,496           284,789           308,940
  5 Times Square                    -         289,179            -             -            -               -               289,179
  Prudential Center               3,726         4,299          4,591         4,919        5,256           265,325           288,116
  280 Park Avenue                 2,595         2,800          3,022         3,261        3,519           252,592           267,789
  599 Lexington Avenue              -             -              -         225,000          -               -               225,000
  111 Huntington Avenue         184,307           -              -             -            -               -               184,307
  Embarcadero Center Four         2,863         3,315          3,544         3,797        4,061           134,058           151,638
  875 Third Avenue                2,030       146,766            -             -            -               -               148,796
  Times Square Tower                -             -          145,472           -            -               -               145,472
  Embarcadero Center Three        1,900         2,206          2,351         2,506        2,671           132,726           144,360
  Two Independence Square         1,285       113,808            -             -            -               -               115,093
  Riverfront Plaza                2,340         2,720          2,905         3,104        3,314            98,867           113,250
  Democracy Center                1,703         1,828          1,961         2,103        2,257            96,150           106,002
  Embarcadero Center West Tower   1,247         1,449          1,546         1,649       90,416              -               96,307
  100 East Pratt Street           1,718         1,836          1,964         2,100        2,246            80,511            90,375
  601 and 651 Gateway Boulevard     699           826            899           977        1,062            84,721            89,184
  One Independence Square           -          75,000            -             -            -                -               75,000
  Reservoir Place                 2,669         2,859          3,061         3,279       60,067              -               71,935
  One & Two Reston Overlook         759           818         65,908           -            -                -               67,485
  2300 N Street                     -          66,000            -             -            -                -               66,000
  202, 206 & 214 Carnegie Center    564           610            663           719          780            59,061            62,397
  New Dominion Technology Park,
     Building One                    61           102             91           654        1,282            55,420            57,610
  Capital Gallery                 1,192         1,293          1,404         1,524       50,651              -               56,064
  504,506 & 508 Carnegie Center     842           979          1,052         1,136        1,221            42,229            47,459

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001


                                  DEBT ANALYSIS

               DEBT MATURITIES AND PRINCIPAL PAYMENTS (CONTINUED)
                                 (IN THOUSANDS)


          PROPERTY                2002          2003          2004          2005          2006          THEREAFTER           TOTAL
          --------                ----          ----          ----          ----          ----          ----------           -----

  Waltham Weston Corporate
     Center                       -               -          46,446           -             -               -               46,446
  10 & 20 Burlington Mall Road   548             641            688          741           795            36,444            39,857
  10 Cambridge Center            473             559            607          659           715            32,213            35,226
  1301 New York Avenue         1,128           1,217          1,315        1,417         1,531            25,061            31,669
  Sumner Square                  447             481            518          557           599            27,581            30,183
  Eight Cambridge Center         477             516            557          601           649            25,188            27,988
  2600 Tower Oaks Boulevard   27,318              -              -            -             -               -               27,318
  Quorum Office Park              -           27,295             -            -             -               -               27,295
  510 Carnegie Center            470             547            588          635           683            24,255            27,178
  Lockheed Martin Building       519             601            641          685           732            22,581            25,759
  Orbital Sciences - Phase I  25,644              -              -            -             -               -               25,644
  University Place               561             655            702          752           806            21,203            24,679
  Reston Corporate Center        497             574            612          654           698            21,268            24,303
  Orbital Sciences - Phase II     -           23,587             -            -             -               -               23,587
  191 Spring Street              375             407            443          482        20,773              -               22,480
  Bedford Business Park          536             634            690          751           818            17,749            21,178
  NIMA Building                  429             497            530          566           604            18,430            21,056
  40 Shattuck Road                -           14,822             -            -             -               -               14,822
  101 Carnegie Center            296             348            375          406         6,622              -                8,047
  Montvale Center                134             160            173          189         6,762              -                7,418
  302 Carnegie Center             -            6,969             -            -             -               -                6,969
  Hilltop Business Center        176             187            200          214           230             4,581             5,588
  201 Carnegie Center             38              44             48           51            55               214               450
                            --------        --------       --------     --------      --------        ----------        ----------
                            $282,139        $809,695       $306,567     $277,880      $284,516        $2,354,145        $4,314,942
                            ========        ========       ========     ========      ========        ==========        ==========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                 JOINT VENTURES
                          (UNAUDITED AND IN THOUSANDS)
                             AS OF DECEMBER 31, 2001


                           ONE       MARKET                       140         265                      901        TWO
                         FREEDOM     SQUARE     METROPOLITAN    KENDRICK    FRANKLIN    DISCOVERY   NEW YORK    FREEDOM
                         SQUARE      NORTH        SQUARE         STREET      STREET      SQUARE    AVENUE (2)   SQUARE (2) COMBINED
                        --------    -------    -------------   ---------    --------    ---------  ----------   ---------- --------

Total Equity (1)        $ 1,253     $14,774       $32,379       $ 5,377      $18,911    $ 6,660     $12,321      $ 6,810  $ 98,485
                        =======     =======       =======       =======      =======    =======     =======      =======  ========
Mortgage/Construction
   loans payable (1)    $19,130     $49,373       $70,476       $14,197      $18,900    $23,048     $     -      $21,058  $216,182
                        =======     =======       =======       =======      =======    =======     =======      =======  ========
BXP's ownership
   percentage             25.00%      50.00%        51.00%        25.00%       35.00%     50.00%      25.00%       50.00%
                        =======     =======       =======       =======      =======    =======     =======      =======  ========


           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2001


                           ONE       MARKET                   140         265                      901          TWO
                         FREEDOM     SQUARE   METROPOLITAN  KENDRICK    FRANKLIN    DISCOVERY    NEW YORK     FREEDOM
                         SQUARE      NORTH      SQUARE       STREET    STREET (4)   SQUARE (5)  AVENUE (2)   SQUARE (2) COMBINED
                        --------    -------   ------------  --------   ----------   ----------  ----------   ---------- --------
REVENUE

Total revenue            $3,727      $4,905      $6,271      $3,091      $2,465       $566      $   -       $   -       $21,025(3)
                        -------      ------      ------     -------     -------      ------     -------     -------     -------

EXPENSES
Operating                 1,029       1,491       1,939         478         963         40          -           -         5,940
Interest                  1,489       1,903       2,870       1,063         513         79          -           -         7,917
Depreciation and
   amortization             799         630       1,182         281         506        102          -           -         3,500
                        -------      ------      ------     -------     -------      ------     -------     -------     -------

Total expenses            3,317       4,024       5,991       1,822       1,982        221          -           -        17,357
                        -------      ------      ------     -------     -------      ------     -------     -------     -------

Net income               $  410      $  881      $  280      $1,269      $  483       $345      $   -       $   -       $ 3,668
                        =======      ======      ======      ======      ======       ====      =======     =======     =======
BXP's ownership
   percentage             25.00%      50.00%      51.00%      25.00%      35.00%     50.00%       25.00%     50.00%
                        =======      ======      ======      ======      ======       ====      =======     =======

BXP's share of net
   income                $  102      $  441      $  143      $  317      $  169       $173      $   -       $   -       $ 1,345
                        =======      ======      ======      ======      ======       ====      =======     =======     =======
BXP's share of Funds from
   Operations            $  300      $  756      $  733      $  389      $  323       $224      $   -       $   -       $ 2,725
                        =======      ======      ======      ======      ======       ====      =======     =======     =======

(1)      Represents the Company's share.

(2)      Property is currently under development.

(3) The impact of the straight-line rent adjustment increased revenue by $1,875 for the three months ended December 31, 2001.

(4)      The Company is currently repositioning this property.

(5)      This property had an initial occupancy in December 2001.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001


                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


    GEOGRAPHIC AREA         OFFICE (1)          OFFICE/TECHNICAL         INDUSTRIAL        TOTAL           % OF TOTAL
    ---------------         ----------          ----------------         ----------        -----           ----------

Greater Boston              6,523,103 (2)           545,206               169,273        7,237,582            25.03%
Greater Washington          6,657,222 (3)         1,143,148                   -          7,800,370            26.98%
Greater San Francisco       4,451,797               144,366               280,213        4,876,376            16.87%
Midtown Manhattan           4,454,264                  -                      -          4,454,264            15.41%
Princeton/
   East Brunswick, NJ       2,308,822                  -                      -          2,308,822             7.99%
Baltimore, MD               1,174,629                  -                      -          1,174,629             4.06%
Richmond, VA                  899,604                  -                      -            899,604             3.11%
Bucks County, PA                 -                     -                  161,000          161,000             0.56%
                           ----------             ---------              --------       -----------          -------
                           26,469,441             1,832,720               610,486       28,912,647           100.00%
                           ==========             =========              ========       ===========          =======
% of Total                      91.55%                 6.34%                 2.11%          100.00%


                                HOTEL PROPERTIES


                                                               NUMBER OF               SQUARE
  HOTEL PROPERTIES                                               ROOMS                  FEET
  ----------------                                             ---------               ------

    Long Wharf Marriott, Boston, MA                               402                 420,000
    Cambridge Center Marriott, Cambridge, MA                      431                 330,400
    Residence Inn by Marriott, Cambridge, MA                      221                 187,474
                                                               ------               ---------
  Total Hotel Properties                                        1,054                 937,874
                                                               ======               =========


                               STRUCTURED PARKING


                                                               NUMBER OF              SQUARE
                                                                SPACES                 FEET
                                                               ---------              ------

Total Structured Parking                                        17,645               6,017,423
                                                               ========              =========


(1)      Includes retail square footage of approximately 1,000,000.

(2) Includes 344,119 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                PROPERTY LISTING
                            AS OF DECEMBER 31, 2001

                                                                                                                    ANNUALIZED
                                                                                                                     REVENUE
                                                            NUMBER OF                                                  PER
                                SUB MARKET                  BUILDINGS         SQUARE FEET          OCCUPIED %       OCCUPIED SF
                                ----------                 ----------         -----------          ----------      -----------
GREATER BOSTON
Office
  The Prudential Center        CBD Boston MA                    3              2,152,059             94.5%            $37.60
  265 Franklin Street
     (35% ownership)           CBD Boston MA                    1                344,119             46.5%             56.82
  One Cambridge Center         East Cambridge MA                1                215,385             96.5%             42.05
  Three Cambridge Center       East Cambridge MA                1                107,484            100.0%             25.65
  Eight Cambridge Center       East Cambridge MA                1                177,226            100.0%             29.77
  Ten Cambridge Center         East Cambridge MA                1                152,664            100.0%             33.87
  Eleven Cambridge Center      East Cambridge MA                1                 79,616            100.0%             40.71
  University Place             Mid-Cambridge MA                 1                195,282            100.0%             32.78
  Reservoir Place              Route 128 Mass Turnpike MA       1                522,450             85.0%             34.19
  204 Second Avenue            Route 128 Mass Turnpike MA       1                 40,974            100.0%             28.13
  140 Kendrick Street
     (25% ownership)           Route 128 Mass Turnpike MA       3                380,987            100.0%             27.20
  170 Tracer Lane              Route 128 Mass Turnpike MA       1                 73,203             55.1%             34.60
  Waltham Office Center        Route 128 Mass Turnpike MA       3                131,479             90.4%             29.92
  195 West Street              Route 128 Mass Turnpike MA       1                 63,500            100.0%             46.01
  200 West Street              Route 128 Mass Turnpike MA       1                248,048             92.5%             31.97
  10 & 20 Burlington Mall
     Road                      Route 128 Northwest MA           2                156,416             81.9%             32.02
  Bedford Business Park        Route 128 Northwest MA           1                 90,000            100.0%             21.39
  32 Hartwell Avenue           Route 128 Northwest MA           1                 69,154            100.0%             28.94
  91 Hartwell Avenue           Route 128 Northwest MA           1                122,135             76.2%             33.86
  92 Hayden Avenue             Route 128 Northwest MA           1                 31,100            100.0%             21.74
  100 Hayden Avenue            Route 128 Northwest MA           1                 55,924            100.0%             32.20
  33 Hayden Avenue             Route 128 Northwest MA           1                 79,564            100.0%             24.89
  Lexington Office Park        Route 128 Northwest MA           2                167,293             93.5%             30.97
  191 Spring Street            Route 128 Northwest MA           1                162,700            100.0%             32.32
  181 Spring Street            Route 128 Northwest MA           1                 53,595            100.0%             35.47
  201 Spring Street            Route 128 Northwest MA           1                102,500            100.0%             32.10
  40 Shattuck Road             Route 128 Northwest MA           1                119,499             83.3%             25.23
  Quorum Office Park           Route 128 Northwest MA           2                259,918            100.0%             16.98
  Newport Office Park          Route 128 South MA               1                168,829            100.0%             23.87
                                                             ---------------------------------------------------------------
                                                               38              6,523,103             91.7%            $33.59
                                                             ---------------------------------------------------------------
Office/Technical
  Fourteen Cambridge Center    East Cambridge MA                1                 67,362            100.0%             19.32
  Bedford Business Park        Route 128 Northwest MA           2                383,704            100.0%             13.18
  17 Hartwell Avenue           Route 128 Northwest MA           1                 30,000            100.0%             10.25
  164 Lexington Road           Route 128 Northwest MA           1                 64,140            100.0%              9.31
                                                             ---------------------------------------------------------------
                                                                5                545,206            100.0%            $13.32
                                                             ---------------------------------------------------------------
Industrial
  40-46 Harvard Street         Route 128 Southwest MA           1                169,273             89.8%             $7.49
                                                             ---------------------------------------------------------------

                             Total Greater Boston:             44              7,237,582            92.3%
                                                             ============================================

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                PROPERTY LISTING
                            AS OF DECEMBER 31, 2001

                                                                                                                    ANNUALIZED
                                                                                                                     REVENUE
                                                            NUMBER OF                                                  PER
                                SUB MARKET                  BUILDINGS         SQUARE FEET          OCCUPIED %       OCCUPIED SF
                                ----------                 ----------         -----------          ----------      -----------

GREATER WASHINGTON, DC
Office
  2300 N Street               West End Washington DC              1               276,930             98.7%             $52.45
  One Independence Square     Southwest Washington DC             1               337,794            100.0%              40.51
  Two Independence Square     Southwest Washington DC             1               579,665            100.0%              37.96
  Capital Gallery             Southwest Washington DC             1               396,894            100.0%              35.28
  500 E Street, N. W.         Southwest Washington DC             1               242,769            100.0%              32.10
  Metropolitan Square
    (51% ownership)           East End Washington DC              1               587,217             96.9%              35.34
  1301 New York Avenue        East End Washington DC              1               188,358            100.0%              30.30
  Market Square North
    (50% ownership)           East End Washington DC              1               401,279            100.0%              42.23
  Sumner Square               CBD Washington DC                   1               207,620             99.8%              32.69
  Decoverly Two               Montgomery County MD                1                77,747            100.0%              23.15
  Decoverly Three             Montgomery County MD                1                77,040            100.0%              24.53
  Democracy Center            Montgomery County MD                3               681,427             88.8%              27.53
  Montvale Center             Montgomery County MD                1               120,823            100.0%              22.21
  2600 Tower Oaks Boulevard   Montgomery County MD                1               178,899             70.3%              30.82
  Orbital Sciences Campus     Loudoun County                      3               337,228            100.0%              22.71
  The Arboretum               Fairfax County VA                   1                95,584            100.0%              25.95
  One Freedom Square
    (25% ownership)           Fairfax County VA                   1               410,308            100.0%              33.05
  One Reston Overlook         Fairfax County VA                   1               312,685            100.0%              21.44
  Two Reston Overlook         Fairfax County VA                   1               131,594            100.0%              32.31
  New Dominion Technology
    Park                      Fairfax County VA                   1               235,201            100.0%              27.12
  Reston Corporate Center     Fairfax County VA                   2               261,046            100.0%              31.09
  Lockheed Martin Building    Fairfax County VA                   1               255,244            100.0%              41.67
  NIMA Building               Fairfax County VA                   1               263,870            100.0%              45.57
                                                             -----------------------------------------------------------------
                                                                 28             6,657,222             97.7%             $33.83
                                                             ---------------------------------------------------------------
Office/Technical
  Fullerton Square            Fairfax County VA                   2               179,453             95.5%             $13.41
  Sugarland Business Park,
    Building One              Fairfax County VA                   1                52,797            100.0%              22.53
  Sugarland Business Park,
    Building Two              Fairfax County VA                   1                59,215            100.0%              21.87
  7435 Boston Boulevard       Fairfax County VA                   1               103,557            100.0%              14.99
  7451 Boston Boulevard       Fairfax County VA                   1                47,001             76.7%              12.67
  7450 Boston Boulevard       Fairfax County VA                   1                62,402            100.0%              16.77
  7374 Boston Boulevard       Fairfax County VA                   1                57,321            100.0%              13.90
  8000 Grainger Court         Fairfax County VA                   1                90,465            100.0%              13.67
  7500 Boston Boulevard       Fairfax County VA                   1                79,971            100.0%              14.21
  7501 Boston Boulevard       Fairfax County VA                   1                75,756            100.0%              23.49
  7601 Boston Boulevard       Fairfax County VA                   1               103,750            100.0%              14.28
  7600 Boston Boulevard       Fairfax County VA                   1                69,832            100.0%              15.53
  7375 Boston Boulevard       Fairfax County VA                   1                26,865             87.1%              15.73
  8000 Corporate Court        Fairfax County VA                   1                52,539            100.0%               9.49
  7700 Boston Boulevard       Fairfax County VA                   1                82,224            100.0%              19.98
                                                             -----------------------------------------------------------------
                                                                 16             1,143,148             98.0%             $16.06
                                                             -----------------------------------------------------------------

                                                             ----------------------------------------------
                         Total Greater Washington:               44             7,800,370             97.8%
                                                             ==============================================

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                PROPERTY LISTING
                            AS OF DECEMBER 31, 2001

                                                                                                                    ANNUALIZED
                                                                                                                     REVENUE
                                                            NUMBER OF                                                  PER
                                SUB MARKET                  BUILDINGS         SQUARE FEET          OCCUPIED %       OCCUPIED SF
                                ----------                 ----------         -----------          ----------      -----------
MIDTOWN MANHATTAN
Office
  599 Lexington Avenue         Park Avenue NY                  1              1,000,995             100.0%            $56.18
  280 Park Avenue              Park Avenue NY                  1              1,166,777             100.0%             49.82
  Citigroup Center             Park Avenue NY                  1              1,577,564              99.5%             53.73
  875 Third Avenue             East Side NY                    1                708,928              99.7%             50.19
                                                           -----------------------------------------------------------------
              Total Midtown Manhattan:                         4              4,454,264              99.8%            $52.69
                                                           =================================================================

PRINCETON/EAST BRUNSWICK, NJ
Office
  101 Carnegie Center          Princeton NJ                    1                123,659            100.0%             $26.76
  104 Carnegie Center          Princeton NJ                    1                102,830            100.0%              30.35
  105 Carnegie Center          Princeton NJ                    1                 69,648            100.0%              28.19
  201 Carnegie Center          Princeton NJ                    -                  6,500            100.0%              23.79
  202 Carnegie Center          Princeton NJ                    1                128,705            100.0%              29.03
  210 Carnegie Center          Princeton NJ                    1                161,112            100.0%              29.24
  211 Carnegie Center          Princeton NJ                    1                 47,025            100.0%              24.09
  212 Carnegie Center          Princeton NJ                    1                144,105             84.5%              30.86
  214 Carnegie Center          Princeton NJ                    1                152,214             93.4%              28.56
  206 Carnegie Center          Princeton NJ                    1                161,763            100.0%              27.51
  302 Carnegie Center          Princeton NJ                    1                 64,677             76.8%              32.88
  502 Carnegie Center          Princeton NJ                    1                116,374             95.3%              28.04
  510 Carnegie Center          Princeton NJ                    1                234,160            100.0%              24.81
  504 Carnegie Center          Princeton NJ                    1                121,990            100.0%              28.28
  506 Carnegie Center          Princeton NJ                    1                133,160             30.1%              29.08
  508 Carnegie Center          Princeton NJ                    1                131,085            100.0%              24.78
  One Tower Center             East Brunswick NJ               1                409,815             71.6%              30.88
                                                           -----------------------------------------------------------------
              Total Princeton/East Brunswick, NJ:             16              2,308,822             88.6%             $28.28
                                                           =================================================================

GREATER SAN FRANCISCO
Office
  Embarcadero Center One        CBD San Francisco CA           1                833,721             95.4%             $41.14
  Embarcadero Center Two        CBD San Francisco CA           1                779,281             89.4%              45.18
  Embarcadero Center Three      CBD San Francisco CA           1                773,516             97.3%              41.18
  Embarcadero Center Four       CBD San Francisco CA           1                935,745             94.9%              60.50
  Federal Reserve               CBD San Francisco CA           1                149,592            100.0%              47.14
  West Tower                    CBD San Francisco CA           1                473,738             98.9%              49.22
  The Gateway                   South San Francisco CA         2                506,204             91.3%              36.67
                                                           -----------------------------------------------------------------
                                                               8              4,451,797             94.6%             $46.51
                                                           -----------------------------------------------------------------
Office/Technical
                                                           -----------------------------------------------------------------
  Hilltop Office Center         South San Francisco CA         9                144,366             89.0%             $15.14
                                                           -----------------------------------------------------------------

Industrial
  560 Forbes Blvd               South San Francisco CA         1                 40,000            100.0%              10.19
  430 Rozzi Place               South San Francisco CA         1                 20,000            100.0%              11.38
  2391 West Winton              Hayward CA                     1                220,213             72.8%               4.72
                                                           -----------------------------------------------------------------
                                                               3                280,213             78.6%              $6.32
                                                           -----------------------------------------------------------------

              Total Greater San Francisco:                    20              4,876,376             93.5%
                                                           ==============================================

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                PROPERTY LISTING
                            AS OF DECEMBER 31, 2001

                                                                                                                    ANNUALIZED
                                                                                                                     REVENUE
                                                            NUMBER OF                                                  PER
                                SUB MARKET                  BUILDINGS         SQUARE FEET          OCCUPIED %       OCCUPIED SF
                                ----------                 ----------         -----------          ----------      -----------
BALTIMORE, MD
Office
  Candler Building              Baltimore MD                    1                539,306              99.5%           $18.40
  100 East Pratt Street         Baltimore MD                    1                635,323              98.9%            31.39
                                                           -----------------------------------------------------------------
              Total Baltimore, MD:                              2              1,174,629              99.2%           $25.41
                                                           =================================================================

RICHMOND, VA
Office
  Riverfront Plaza              Richmond VA                     1                899,604              98.4%           $23.32
                                                           =================================================================

BUCKS COUNTY, PA
Industrial
  38 Cabot Boulevard            Bucks County PA                 1                161,000             100.0%            $4.32
                                                           =================================================================

              Total In-Service Properties:                    132             28,912,647              95.3%
                                                           ================================================

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                      TOP 20 TENANTS BY SQUARE FEET LEASED


            TENANT                       SQ. FT.               % OF PORTFOLIO
------------------------------------    ----------           ------------------
  1  U.S. Government                    2,294,441                 7.94%
  2  Lockheed Martin Corporation          716,653                 2.48%
  3  Citigroup                            639,971                 2.21%
  4  Gillette Company                     488,177                 1.69%
  5  Shearman & Sterling                  436,358                 1.51%
  6  Parametric Technology Corp. (1)      380,987                 1.32%
  7  Washington Group International       365,245                 1.26%
  8  Deutsche Bank                        346,617                 1.20%
  9  Orbital Sciences Corporation         337,228                 1.17%
 10  First Union                          325,396                 1.13%
 11  Hunton & Williams                    322,829                 1.12%
 12  TRW, Inc.                            317,921                 1.10%
 13  T. Rowe Price Associates, Inc.       304,129                 1.05%
 14  Marsh USA Inc.                       299,236                 1.03%
 15  Digitas                              279,182                 0.97%
 16  Accenture (1)                        265,622                 0.92%
 17  Tellabs Operations, Inc.             259,918                 0.90%
 18  Covance, Inc.                        258,831                 0.90%
 19  John Hancock Advisors                233,516                 0.81%
 20  Kirkland & Ellis (2)                 229,832                 0.79%


                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT


            TENANT                       SQ. FT.
------------------------------------    ----------
Ernst & Young                           1,062,203
Andersen                                  620,947


(1) These tenants occupy space in properties in which Boston Properties has a 25% interest.

(2) Includes 144,222 sf of space in a property in which Boston Properties has a 51% interest.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                            PORTFOLIO OVERVIEW - FFO


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES
    BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED DECEMBER 31, 2001

                                            Office/
Geographic Area              Office (2)    Technical   Industrial    Hotel     Total
---------------              ----------    ---------   ----------    -----     -----
Greater Boston                  20.5%      0.9%            0.1%       3.2%      24.7%
Greater Washington              20.9%      1.9%              -          -       22.8%
Greater San Francisco           18.9%      0.2%            0.2%         -       19.3%
Midtown Manhattan               22.6%        -               -          -       22.6%
Princeton/East Brunswick, NJ     5.3%        -               -          -        5.3%
Baltimore, MD                    3.1%        -               -          -        3.1%
Richmond, VA                     2.2%        -               -          -        2.2%
Bucks County, PA                   -         -              0.1%        -        0.1%
                                ----       ---              ---       ---      -----
        Total                   93.5%      3.0%             0.4%      3.2%     100.0%
                                ====       ===              ===       ===      =====

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2)  Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION


Location                           31-Dec-01      31-Dec-00
--------                           ---------      ---------
Greater Boston                       94.2%           99.2%
Greater Washington                   98.2%           98.6%
Midtown Manhattan                    99.9%           99.9%
Baltimore, MD                        99.2%           99.8%
Princeton/East Brunswick, NJ         89.0%           98.7%
Richmond, VA                         98.4%          100.0%
Greater San Francisco                93.5%           97.9%
Bucks County, PA                    100.0%          100.0%
                                   ---------      ---------
   Total Portfolio                   95.8%           98.9%
                                   =========      =========


                       SAME PROPERTY - BY TYPE OF PROPERTY

                                   31-Dec-01      31-Dec-00
                                   ---------      ---------
Total Office Portfolio               95.8%           99.0%
Total Office/Technical Portfolio     97.9%           98.0%
Total Industrial Portfolio           87.3%           96.9%
                                   ---------      ---------
Total Portfolio                      95.8%           98.9%
                                   =========      =========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


                                                                          Annualized
                     Rentable Square     Current Annualized           Revenues Under
Year of Lease     Footage Subject to         Revenues Under          Expiring Leases       Percentage of Total
   Expiration        Expiring Leases        Expiring Leases     with future step-ups               Square Feet
-------------     ------------------     ------------------     --------------------      --------------------
2002                   1,036,565              $38,537,952           $38,537,952                4.09%
2003                   1,706,651               57,997,025            59,350,625                6.74%
2004                   2,617,925               97,079,137            98,858,839               10.34%
2005                   2,410,523               84,992,402            88,940,211                9.52%
2006                   3,542,412              139,495,488           146,830,082               13.99%
2007                   1,950,711               72,358,386            73,762,026                7.70%
2008                   1,273,596               51,013,523            51,681,142                5.03%
2009                   2,117,841               76,219,088            85,690,403                8.36%
2010                   1,090,480               48,309,101            55,249,102                4.31%
2011                   2,154,657               79,478,468            93,243,476                8.51%
Thereafter             4,180,317              171,383,106           203,747,454               16.51%



                             OCCUPANCY BY LOCATION


                                   31-Dec-01      31-Dec-00
                                   ---------      ---------
Greater Boston                       91.7%           99.2%
Greater Washington                   97.7%           99.0%
Midtown Manhattan                    99.8%           99.9%
Baltimore, MD                        99.2%           99.6%
Richmond, VA                         98.4%          100.0%
Princeton/East Brunswick, NJ         88.6%           98.5%
Greater San Francisco                94.6%           98.4%
Bucks County, PA                      n/a             n/a
                                   ---------      ---------
   Total Office Portfolio            95.4%*          99.1%*
                                   =========      =========

* Includes approximately 1,000,000 of retail square footage.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES

                                LEASE EXPIRATIONS


                                                                          Annualized
                     Rentable Square     Current Annualized           Revenues Under
Year of Lease     Footage Subject to         Revenues Under          Expiring Leases       Percentage of Total
   Expiration        Expiring Leases        Expiring Leases     with future step-ups               Square Feet
-------------     ------------------     ------------------     --------------------      --------------------
2002                   351,980                $5,229,210            $5,229,210                 19.21%
2003                    89,758                 1,435,957             1,473,948                  4.90%
2004                    84,867                 1,330,398             1,432,369                  4.63%
2005                   162,809                 2,115,905             2,281,671                  8.88%
2006                   324,598                 4,141,635             4,550,620                 17.71%
2007                   224,182                 3,820,980             4,111,036                 12.23%
2008                         -                         -                     -                     -
2009                         -                         -                     -                     -
2010                    79,971                 1,136,750             1,136,750                  4.36%
2011                   137,321                 2,366,101             2,566,101                  7.49%
Thereafter             320,058                 5,560,725             6,465,790                 17.46%


                              OCCUPANCY BY LOCATION


                                      31-Dec-01      31-Dec-00
                                      ---------      ---------
Greater Boston                          100.0%          100.0%
Greater Washington                       98.0%           96.9%
Midtown Manhattan                         n/a             n/a
Baltimore, MD                             n/a             n/a
Richmond, VA                              n/a             n/a
Princeton/East Brunswick, NJ              n/a             n/a
Greater San Francisco                    89.0%           99.2%
Bucks County, PA                          n/a             n/a
                                      ---------      ---------
  Total Office/Technical Portfolio       97.9%           98.0%
                                      =========      =========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS


                                                                          Annualized
                     Rentable Square     Current Annualized           Revenues Under
Year of Lease     Footage Subject to         Revenues Under          Expiring Leases       Percentage of Total
   Expiration        Expiring Leases        Expiring Leases     with future step-ups               Square Feet
-------------     ------------------     ------------------     --------------------      --------------------
2002                   184,904                $  904,066            $  904,066                 30.29%
2003                   128,105                   930,042               930,042                 20.98%
2004                   200,213                 1,163,249             1,220,900                 32.80%
2005                         -                         -                     -                     -
2006                         -                         -                     -                     -
2007                    20,000                   227,568               258,279                  3.28%
2008                         -                         -                     -                     -
2009                         -                         -                     -                     -
2010                         -                         -                     -                     -
2011                         -                         -                     -                     -
Thereafter                   -                         -                     -                     -


                              OCCUPANCY BY LOCATION

                                   31-Dec-01      31-Dec-00
                                   ---------      ---------
Greater Boston                        89.8%           93.0%
Greater Washington                     n/a            90.1%
Midtown Manhattan                      n/a             n/a
Baltimore, MD                          n/a             n/a
Richmond, VA                           n/a             n/a
Princeton/East Brunswick, NJ           n/a             n/a
Greater San Francisco                 78.6%          100.0%
Bucks County, PA                     100.0%          100.0%
                                   ---------      ---------
  Total Industrial Portfolio          87.3%           95.9%
                                   =========      =========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                          IN-SERVICE RETAIL PROPERTIES

                                LEASE EXPIRATIONS


                                                                          Annualized
                     Rentable Square     Current Annualized           Revenues Under
Year of Lease     Footage Subject to         Revenues Under          Expiring Leases       Percentage of Total
   Expiration        Expiring Leases        Expiring Leases     with future step-ups               Square Feet
-------------     ------------------     ------------------     --------------------      --------------------
2002                    89,363                $6,630,724            $6,671,265                  7.78%
2003                   204,733                 6,012,458             6,110,981                 17.83%
2004                   109,693                 6,321,854             6,470,830                  9.55%
2005                    93,042                 3,707,638             3,879,005                  8.10%
2006                    76,708                 3,486,109             3,586,972                  6.68%
2007                    47,118                 2,464,627             2,670,199                  4.10%
2008                    44,581                 2,138,967             2,286,522                  3.88%
2009                    37,312                 1,428,832             1,550,484                  3.25%
2010                    94,932                 2,807,570             3,940,051                  8.27%
2011                    41,124                 2,519,991             2,850,451                  3.58%
Thereafter             309,786                10,875,748            12,468,678                 26.98%


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                               GRAND TOTAL OF ALL
                             IN-SERVICE PROPERTIES

                                LEASE EXPIRATION


                                                                          Annualized
                     Rentable Square     Current Annualized           Revenues Under
Year of Lease     Footage Subject to         Revenues Under          Expiring Leases       Percentage of Total
   Expiration        Expiring Leases        Expiring Leases     with future step-ups               Square Feet
-------------     ------------------     ------------------     --------------------      --------------------
2002                   1,662,812              $ 51,301,952          $ 51,342,493                5.75%
2003                   2,129,247                66,375,482            67,865,596                7.36%
2004                   3,012,698               105,894,638           107,982,938               10.42%
2005                   2,666,374                90,815,945            95,100,887                9.22%
2006                   3,943,718               147,123,232           154,967,674               13.64%
2007                   2,242,011                78,871,561            80,801,540                7.75%
2008                   1,318,177                53,152,490            53,967,664                4.56%
2009                   2,155,153                77,647,920            87,240,887                7.45%
2010                   1,265,383                52,253,421            60,325,903                4.38%
2011                   2,333,102                84,364,560            98,660,028                8.07%
Thereafter             4,810,161               187,819,579           222,681,922               16.64%


                             OCCUPANCY BY LOCATION

                                   31-Dec-01      31-Dec-00
                                   ---------      ---------
Greater Boston                        92.3%           99.0%
Greater Washington                    97.8%           98.4%
Midtown Manhattan                     99.8%           99.9%
Baltimore, MD                         99.2%           99.6%
Richmond, VA                          98.4%          100.0%
Princeton/East Brunswick, NJ          88.6%           98.5%
Greater San Francisco                 93.5%           98.5%
Bucks County, PA                     100.0%          100.0%
                                   ---------      ---------
  Total Portfolio                     95.3%           98.9%
                                   =========      =========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                      IN-SERVICE GREATER BOSTON PROPERTIES

                                LEASE EXPIRATIONS


                                 GREATER BOSTON


                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002               283,499          $ 9,296,254         $ 9,296,254            64,140           $  596,944         $  596,944
2003               506,250           15,349,375          16,479,593                 -                    -                  -
2004               697,561           25,498,035          26,492,281                 -                    -                  -
2005               945,631           35,462,680          36,558,473                 -                    -                  -
2006               589,681           20,533,244          21,926,302           253,704            3,064,298          3,344,121
2007               254,834            9,371,707          10,218,368            80,000            1,060,641          1,283,141
2008                80,965            2,448,596           2,472,218                 -                    -                  -
2009               924,497           31,793,021          35,740,935                 -                    -                  -
2010               145,404            5,507,082           6,251,807                 -                    -                  -
2011               356,358            7,432,786           8,500,125            80,000            1,569,091          1,769,091
Thereafter         616,200           18,573,984          22,593,218            67,362            1,301,511          1,608,008



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                23,904          $208,316            $208,316                39,353          $4,407,642         $4,434,966(1)
2003               128,105           930,042             930,042               165,438           4,079,119          4,091,119
2004                     -                 -                   -                71,761           4,729,129          4,829,147
2005                     -                 -                   -                58,116           2,024,800          2,109,425
2006                     -                 -                   -                32,525           1,627,838          1,670,997
2007                     -                 -                   -                     -                   -                  -
2008                     -                 -                   -                 5,466             420,253            420,253
2009                     -                 -                   -                     -                   -                  -
2010                     -                 -                   -                37,110             715,563          1,494,873
2011                                                                            13,349             796,979            845,479
Thereafter               -                 -                   -               210,978           6,283,962          6,459,261



(1) Includes $1,260,000 (at expiration) of annual revenue from Prudential Center retail kiosks for which there is zero square footage assigned.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                    IN-SERVICE GREATER WASHINGTON PROPERTIES

                                LEASE EXPIRATIONS


                               GREATER WASHINGTON

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                 193,617        $ 5,520,688         $ 5,520,688              247,754         $4,079,816         $4,079,816
2003                 138,841          3,563,205           3,716,576               54,894            878,650            901,098
2004                 505,276         16,693,606          17,048,801               74,667          1,150,230          1,217,161
2005                 465,639         15,703,834          17,182,585              131,290          1,657,193          1,785,894
2006                 933,035         37,360,999          39,658,594               64,394            970,789          1,088,191
2007                 546,997         20,112,394          17,395,697              144,182          2,760,339          2,827,895
2008                 399,355         16,055,347          12,695,839                    -                  -                  -
2009                 433,461         14,618,363          16,173,691                    -                  -                  -
2010                 432,556         16,108,103          19,351,631               79,971          1,136,750          1,136,750
2011                 955,927         27,462,978          33,200,586               57,321            797,010            797,010
Thereafter         1,404,939         45,934,046          53,451,811              252,696          4,259,214          4,857,782



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                -               $-                  $-                      6,009           $239,480           $  239,480
2003                -                -                   -                          -                  -                    -
2004                -                -                   -                      9,960            237,259              248,402
2005                -                -                   -                      3,188             96,069               97,409
2006                -                -                   -                      3,309            110,487              110,971
2007                -                -                   -                     11,439            198,763              204,998
2008                -                -                   -                     16,338            561,135              656,226
2009                -                -                   -                      2,996                  -                    -
2010                -                -                   -                     16,553            368,565              434,332
2011                                                                           11,221            446,987              515,650
Thereafter          -                -                   -                     25,030            659,699            1,023,499


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                                LEASE EXPIRATIONS


                              GREATER SAN FRANCISCO

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002               231,287           $ 9,216,525         $ 9,216,525             40,086          $552,450           $552,450
2003               627,800            26,316,339          26,338,486             34,864           557,307            572,850
2004               729,037            31,910,253          32,100,473             10,200           180,168            215,208
2005               293,739            13,344,981          14,006,878             31,519           458,712            495,777
2006               926,990            43,336,624          45,503,753              6,500           106,548            118,308
2007               413,359            18,000,397          19,346,493                  -                 -                  -
2008               155,420             6,515,850           6,712,434                  -                 -                  -
2009               234,997             9,949,982          10,544,558                  -                 -                  -
2010               103,266             6,813,543           8,119,831                  -                 -                  -
2011               192,689            17,377,325          17,869,919
Thereafter          20,178               736,656           1,246,572                  -                 -                  -



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                     -          $        -          $        -               36,967          $1,814,377         $1,826,065
2003                     -                   -                   -               31,454           1,428,846          1,487,984
2004               200,213           1,163,249           1,220,900               21,989           1,033,887          1,050,496
2005                     -                   -                   -               26,823           1,167,095          1,208,373
2006                     -                   -                   -               18,042             852,955            869,660
2007                20,000             227,568             258,279               17,990             965,108          1,044,866
2008                     -                   -                   -               19,545           1,005,853          1,041,775
2009                     -                   -                   -               34,316           1,428,832          1,550,484
2010                     -                   -                   -               30,749           1,266,291          1,440,089
2011                                                                              3,474             179,498            216,021
Thereafter               -                   -                   -               17,735           1,232,815          1,318,174


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                                LEASE EXPIRATIONS


                                MIDTOWN MANHATTAN


                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                 207,360        $ 11,633,013         $ 11,633,013            -               $-                $-
2003                 141,831           5,692,905            5,692,905            -                -                 -
2004                 162,695           8,812,604            8,888,756            -                -                 -
2005                  82,289           4,094,276            4,131,285            -                -                 -
2006                 274,256          14,911,993           15,214,023            -                -                 -
2007                 177,449           9,623,829           10,007,948            -                -                 -
2008                 429,897          22,222,426           25,234,559            -                -                 -
2009                 253,681          13,232,448           15,410,207            -                -                 -
2010                 250,022          15,140,565           16,371,671            -                -                 -
2011                 390,124          19,560,314           25,126,599
Thereafter         1,950,251         100,727,163          120,613,677            -                -                 -



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                -               $-                  $-                      1,010           $   57,560          $   59,089
2003                -                -                   -                      3,865              418,278             442,758
2004                -                -                   -                      3,800              245,514             266,293
2005                -                -                   -                      2,819              329,038             364,900
2006                -                -                   -                     15,992              669,169             709,684
2007                -                -                   -                     10,989            1,055,463           1,160,042
2008                -                -                   -                      3,232              151,726             168,268
2009                -                -                   -                          -                    -                   -
2010                -                -                   -                      9,895              442,655             551,880
2011                                                                           13,080            1,096,527           1,273,301
Thereafter          -                -                   -                     56,043            2,699,272           3,667,744


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                LEASE EXPIRATIONS


                            PRINCETON/EAST BRUNSWICK

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                 12,427          $   365,877         $   365,877            -               $-                 $-
2003                114,485            3,184,048           3,184,048            -                -                  -
2004                400,103           11,476,019          11,532,120            -                -                  -
2005                228,370            6,737,044           6,846,115            -                -                  -
2006                 89,754            2,837,120           3,001,737            -                -                  -
2007                477,968           12,487,077          13,853,307            -                -                  -
2008                      -                    -                   -            -                -                  -
2009                143,485            4,210,166           4,827,932            -                -                  -
2010                145,675            4,588,490           5,002,844            -                -                  -
2011                254,941            7,537,877           8,410,197
Thereafter          184,089            5,318,057           5,701,203            -                -                  -



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002                -               $-                  $-                      -               $-                  $-
2003                -                -                   -                      -                -                   -
2004                -                -                   -                      -                -                   -
2005                -                -                   -                      -                -                   -
2006                -                -                   -                      -                -                   -
2007                -                -                   -                      -                -                   -
2008                -                -                   -                      -                -                   -
2009                -                -                   -                      -                -                   -
2010                -                -                   -                      -                -                   -
2011
Thereafter          -                -                   -                      -                -                   -


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                           IN-SERVICE OTHER PROPERTIES

                                LEASE EXPIRATIONS


        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
 2002               108,375          $ 2,505,595         $ 2,505,595            -               $-                 $-
 2003               177,444            3,891,153           3,939,017            -                -                  -
 2004               123,253            2,688,620           2,796,408            -                -                  -
 2005               394,855            9,649,587          10,214,875            -                -                  -
 2006               728,696           20,515,508          21,525,673            -                -                  -
 2007                80,104            2,762,982           2,940,213            -                -                  -
 2008               207,959            3,771,304           4,566,092            -                -                  -
 2009               127,720            2,415,108           2,993,080            -                -                  -
 2010                13,557              151,318             151,318            -                -                  -
 2011                 4,618              107,188             136,050
 Thereafter           4,660               93,200             140,973            -                -                  -



                                      INDUSTRIAL                                                   RETAIL
              ---------------------------------------------------------- ----------------------------------------------------------
                                                          Annualized                                               Annualized
                Rentable Square  Current Annualized     Revenues Under     Rentable Square  Current Annualized   Revenues Under
Year of Lease Footage Subject to   Revenues Under      Expiring Leases   Footage Subject to   Revenues Under     Expiring Leases
 Expiration     Expiring Leases    Expiring Leases  with future step-ups   Expiring Leases   Expiring Leases   with future step-ups
------------- ------------------ ------------------ -------------------- ------------------ ------------------ --------------------
2002               161,000          $695,750             $695,750               6,024           $111,665            $111,665
2003                     -                 -                    -               3,976             86,215              89,120
2004                     -                 -                    -               2,183             76,065              76,492
2005                     -                 -                    -               2,096             90,636              98,898
2006                     -                 -                    -               6,840            225,660             225,660
2007                     -                 -                    -               6,700            245,293             260,293
2008                     -                 -                    -                   -                  -                   -
2009                     -                 -                    -                   -                  -                   -
2010                     -                 -                    -                 625             14,496              18,877
2011
Thereafter               -                 -                    -                   -                  -                   -


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          LONG WHARF MARRIOTT - BOSTON


                         Fourth Quarter    Fourth Quarter     Percent       YTD        YTD       Percent
                             2001              2000           Change        2001       2000      Change
                         --------------    --------------    --------     -------    --------    -------
Occupancy                     78.8%              85.2%           -7.5%       81.0%      89.3%      -9.3%

Average Daily Rate          $197.81            $279.79          -29.3%     $227.42    $260.39     -12.7%

REVPAR                      $155.82            $238.24          -34.6%     $184.21    $232.53     -20.8%



                            CAMBRIDGE CENTER MARRIOTT


                         Fourth Quarter    Fourth Quarter    Percent         YTD         YTD       Percent
                             2001              2000          Change          2001        2000      Change
                         --------------    --------------    -------       -------     -------     -------
Occupancy                     65.6%              81.8%          -19.8%       76.7%       85.9%     -10.7%

Average Daily Rate          $182.81            $223.81          -18.3%     $191.24     $209.98      -8.9%

REVPAR                      $119.93            $183.03          -34.5%     $146.68     $180.37     -18.7%



                            RESIDENCE INN BY MARRIOTT


                         Fourth Quarter    Fourth Quarter     Percent       YTD         YTD       Percent
                             2001              2000           Change        2001        2000      Change
                         --------------    --------------    --------     --------    --------    -------
Occupancy                     82.9%              88.7%           -6.5%       87.1%       91.6%     -4.9%

Average Daily Rate          $136.39            $179.29          -23.9%     $154.77     $172.56    -10.3%

REVPAR                      $113.07            $159.08          -28.9%     $134.80     $158.06    -14.7%



                      TOTAL SAME PROPERTY HOTEL PERFORMANCE


                         Fourth Quarter    Fourth Quarter     Percent       YTD         YTD       Percent
                             2001              2000           Change        2001        2000      Change
                         --------------    --------------    ---------    ---------   --------    -------
Occupancy                     74.3%              84.5%           -12.1%       80.5%      88.4%      -8.9%

Average Daily Rate          $178.80            $235.83           -24.2%     $197.39    $221.36     -10.8%

REVPAR                      $132.18            $199.07           -33.6%     $158.50    $195.59     -19.0%


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                            SAME PROPERTY PERFORMANCE

            OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES


                                              Office         Office/Technical    Industrial      Hotel            Total
                                              ------         ----------------    ----------      -----            -----
Number of Properties                               84                  30                5            3               122
Square feet                                22,746,796           1,832,720          610,486      937,874        26,127,876
Percent of in-service properties                 86.6%               96.8%           100.0%       100.0%             89.8%
Occupancy @ 12/31/00                             99.0%               98.0%            96.9%           -              98.9%
Occupancy @ 12/31/01                             95.8%               97.9%            87.3%           -              95.8%
Percent change from 4th quarter 2001
  over 4th quarter 2000
    Revenue                                       5.2%               10.5%            -7.2%       -15.8%              4.5%
    Expense                                       8.3%                8.3%             6.4%        11.3%              8.3%
    Net Operating Income                          3.8%               11.1%           -10.8%       -20.3%              2.8%


                SAME PROPERTY LEASE ANALYSIS - DECEMBER 31, 2001


                                                         Office        Office/Technical        Industrial          Total
                                                         ------        ----------------        ----------          -----
Vacant space available @10/01/01 (sf)                    928,843              48,623              77,264          1,054,730
Square footage of leases expiring or
   terminated 10/01/01-12/31/01                          720,563             181,068                   -            901,631
                                                     ------------          ----------           ---------       ------------
Total space for lease (sf)                             1,649,406             229,691              77,264          1,956,361
                                                     ============          ==========           =========       ============
New tenants (sf)                                         273,164              79,549                   -            352,713
Renewals (sf)                                            222,877             111,731                   -            334,608
                                                     ------------          ----------           ---------       ------------
Total space leased (sf)                                  496,041             191,280                   -            687,321
                                                     ============          ==========           =========       ============
Space available @ 12/31/01 (sf)                        1,153,365              38,411              77,264          1,269,040
                                                     ============          ==========           =========       ============
Net increase (decrease) in leased space (sf)            (224,522)             10,212                   -           (214,310)
Average lease term (months)                                   67                  70                   -                 68
2nd generation TI/Comm PSF                            $     7.97            $   3.59             $     -         $     6.76
Increase in 2nd generation net rents (1)                    55.5%              13.2%                   -               51.2%


(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

           ALL IN-SERVICE PROPERTIES - QUARTER ENDED DECEMBER 31, 2001


                                                         Office        Office/Technical        Industrial          Total
                                                         ------        ----------------        ----------          -----
Vacant space available @ 10/01/01 (sf)               1,132,670              48,623                77,264          1,258,557
Square footage of leases expiring or
   terminated 10/01/01-12/31/01                        727,268             181,068                     -            908,336
                                                   ------------          ----------             ---------       ------------
Total space for lease (sf)                           1,859,938             229,691                77,264          2,166,893
                                                   ============          ==========             =========       ============
New tenants (sf)                                       406,995              79,549                     -            486,544
Renewals (sf)                                          222,877             111,731                     -            334,608
                                                   ------------          ----------             ---------       ------------
Total space leased (sf)                                629,872             191,280                     -            821,152(2)
                                                   ============          ==========             =========       ============
Space available @ 12/31/01 (sf)                      1,230,066              38,411                77,264          1,345,741
                                                   ============          ==========             =========       ============
Net increase/(decrease) in leased space (sf)           (97,396)             10,212                     -            (87,184)
Average lease term (months)                                 98                  70                     -                 92
2nd generation TI/Comm PSF                               $8.14               $3.59               $     -              $6.88
Increase in 2nd generation net rents (1)                  55.5%               13.2%                    -              51.2%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2) Total space leased of 821,152 SF equals 129,959 SF 1st generation and 691,183 SF 2nd generation.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS


                        HISTORICAL CAPITAL EXPENDITURES
                                 (IN THOUSANDS)


                                        YTD 2001    Q4 2001    Q3 2001    Q2 2001    Q1 2001     2000     1999     1998     1997
                                        --------    -------    -------    -------    -------   -------  -------   ------   ------
Recurring capital expenditures          $11,770      $3,298     $2,309     $3,425     $2,738   $11,201  $11,611   $3,543   $1,125
                                        =======     =======    =======    =======    =======   =======  =======   ======   ======
Hotel improvements, equipment upgrades
   and replacements                     $ 7,935      $  496     $1,089     $4,069     $2,281   $ 5,697  $ 2,346   $3,872   $2,625
                                        =======     =======    =======    =======    =======   =======  =======   ======   ======



   2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS


                                   YTD 2001    Q4 2001   Q3 2001   Q2 2001   Q1 2001     2000        1999       1998      1997
                                   --------    -------   -------   -------   -------   -------     -------     ------    ------
Office
  Square feet                       2,394,291   499,913   832,960   497,756   563,662   2,913,599   2,115,281   648,291   1,016,427
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
  Tenant improvement and lease
    commissions p.s.f.                 $17.47  $   8.14  $  28.15  $  12.06  $  14.72      $13.82  $    10.60  $   9.82  $    10.83
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
Office/Technical
  Square feet                         348,178   191,280   111,915    10,696    34,287     694,536     167,231   113,428     169,878
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
  Tenant improvement and lease
    commissions p.s.f.                  $3.13  $   3.59  $   2.30  $   3.34  $   3.19  $     2.95  $     1.94  $   3.32  $     2.22
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
Industrial
  Square feet                               -         -         -         -         -     209,125     163,962   320,608     258,795
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
  Tenant improvement and lease
    commissions p.s.f.             $        -  $      -  $      -  $      -  $      -  $     1.38  $     0.60  $   1.13  $     0.99
                                   ----------  --------  --------  --------  --------  ----------  ----------  --------  ----------
  Average tenant improvement and
    lease commission p.s.f.        $    15.65  $   6.88  $  25.09  $  11.88  $  14.05  $    11.16  $     9.34  $   6.57  $     8.06
                                   ==========  ========  ========  ========  ========  ==========  ==========  ========  ==========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                            AS OF DECEMBER 31, 2001

                                  ACQUISITIONS


                                                                                    Anticipated
                                                                       Initial         Future         Total        Current
Property                             Date Acquired    Square Feet    Investment      Investment     Investment    Occupancy
--------                             -------------    -----------    ----------     ------------   ------------   ---------
77 Fourth Avenue - land                 Feb-01            n/a        $ 13,000,000      $  -        $ 13,000,000       n/a
Citigroup Center                        Apr-01         1,577,564      755,000,000         -         755,000,000       99%
Reston Eastgate - land                  Dec-01            n/a           8,600,000                     8,600,000       n/a
Intersection Route 20/128 - land        Dec-01            n/a          18,000,000         -          18,000,000       n/a
                                                      -----------    ------------   -----------    ------------   ---------
    TOTAL VALUE CREATION PIPELINE -                    1,577,564     $794,600,000      $  -        $794,600,000       99%
        ACQUISITIONS                                  ===========    ============   ===========    ============   =========


                                  DISPOSITIONS


                                                                                              Net
Property                                Date Disposed     Square Feet     Net Proceeds     Book Value          Gain
--------                                -------------     -----------     ------------     ----------      -----------
25-33 Dartmouth Street                      Mar-01           78,045       $ 6,612,676      $   811,158     $ 5,801,518
Maryland Industrial Park, Bldgs. 2&3        Jun-01          183,945         7,574,494        5,297,462       2,277,032
Belvedere Condominium/Retail Land           Dec-01            n/a          11,034,319        8,225,829       2,808,490
                                                          -----------     ------------     -----------     -----------
TOTAL DISPOSITIONS                                          261,990       $25,221,489      $14,334,449     $10,887,040
                                                          ===========     ============     ===========     ===========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                             AS OF DECEMBER 31, 2001

                                                                                                Anticipated                Current
                                   Initial  Stabilization                  # of      Square     Investment      Total     Percentage
Development Properties            Occupancy     Date        Location     Buildings    feet        to Date     Investment(1) Leased
----------------------            ---------     ----        --------     ---------    ----        -------     ----------    ------
 111 Huntington Avenue
   - Prudential Center             Q3 2001    Q4 2002   Boston, MA           1       859,484 $  276,916,812 $  290,000,000      95%
 111 Huntington Avenue - retail    Q3 2001    Q3 2002   Boston, MA           -        93,789            n/a            n/a      61%
 One and Two Discovery Square
   (50% ownership)                 Q4 2001    Q1 2003   Reston, VA           2       363,995     29,644,317     41,204,000(2)   65%
 ITT Educational Services          Q1 2002    Q1 2002   Springfield, VA      1        32,114      3,785,788      5,740,000     100%
 5 Times Square                    Q1 2002    Q2 2002   New York, NY         1     1,099,154    418,364,009    536,115,000     100%
 Waltham Weston Corporate Center   Q1 2002    Q4 2003   Waltham, MA          1       304,051     56,510,296     95,446,000      19%
 Broad Run Business Park
   - Building E                    Q2 2002    Q4 2002   Dulles, VA           1       127,226     11,904,194     19,946,000      55%
 7702 Boston Boulevard             Q3 2002    Q3 2002   Springfield, VA      1        43,171      1,575,806      7,286,000     100%
 Two Freedom Square
   (50% ownership)                 Q3 2002    Q3 2004   Reston, VA           1       401,891     28,251,897     49,336,000(2)   58%
 Shaws Supermarket                 Q2 2003    Q2 2003   Boston, MA           1        57,235     10,419,152     24,034,000     100%
 611 Gateway Boulevard             Q4 2003    Q1 2004   S.San Francisco, CA  1       249,732     43,491,261     81,221,000       0%
 Times Square Tower                Q4 2003    Q2 2004   New York, NY         1     1,218,511    250,692,311    653,500,000      51%
                                                                            --     --------- -------------- --------------     ----
TOTAL DEVELOPMENT PROPERTIES                                                12     4,850,353 $1,131,555,843 $1,803,828,000      69%
                                                                            ==     ========= ============== ==============     ====


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2001


                                      Placed
                                        In
                                      Service  Stabilization                 # of     Square   Investment      Total     Percentage
                                       Date         Date      Location     Buildings   feet      to Date     Investment    Leased
                                      -------  -------------  --------     ---------   ----      -------     ----------    ------
Class A Office Building
 302 Carnegie Center                    Q1 2001  Q3 2002     Princeton, NJ     1      65,063   $ 9,806,104   $13,435,000      86%
 New Dominion Tech Park-Building 1      Q1 2001  Q1 2001     Herndon, VA       1     235,201    47,787,089    48,770,000     100%
 40 Shattuck Road                       Q2 2001  Q3 2002     Andover, MA       1     119,499    14,647,729    17,057,000      83%
 2600 Tower Oaks Boulevard              Q2 2001  Q2 2002     Rockville, MD     1     178,899    33,891,974    38,295,000      80%
 Orbital Sciences Phase II-Building 2   Q3 2001  Q3 2001     Dulles, VA        1     160,502    28,308,867    29,900,000     100%
 Quorum Office Park-Building 1          Q3 2001  Q3 2001     Chelmsford, MA    1     129,959    16,991,394    19,442,000     100%
 Quorum Office Park-Building 2          Q3 2001  Q4 2001     Chelmsford, MA    1     129,959    16,594,736    19,442,000     100%
                                                                              --   ---------  ------------  ------------    -----
TOTAL DEVELOPMENTS PLACED IN SERVICE                                           7   1,019,082  $168,027,893  $186,341,000      94%
                                                                              ==   =========  ============  ============    =====


(1) Includes net revenues during lease-up period and cash component of hedge contracts.
(2) Represents 50% of the total anticipated project-level investment.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 2001

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                             AS OF DECEMBER 31, 2001


                        No. of                          Developable
Location                Parcels         Acreage         Square Feet
--------                -------         -------         ------------
Rockville, MD              4              92.3             986,000
Dulles, VA                 2              76.6             937,000
Gaithersburg, MD           4              27.0             850,000
San Jose, CA               5               3.7             841,000
Reston, VA                 3              26.7             861,000
Boston, MA                 2               0.5             776,000
Washington, DC (1)         1               1.3             550,000
Marlborough, MA            1              50.0             400,000
Weston, MA                 1              74.0             350,000
Herndon, VA                2              25.2             383,000
Waltham, MA                1               4.3             202,000
S. San Francisco, CA       1               3.0             121,000
Andover, MA                1              10.0             110,000
                          --             -----           ---------
                          28             394.6           7,367,000
                          ==             =====           =========


                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                             AS OF DECEMBER 31, 2001

                        No. of                          Developable
Location                Parcels          Acreage         Square Feet
--------                -------          -------        ------------
Princeton, NJ (2)         14              149.9           1,900,000
Framingham, MA (3)         1               21.5             300,000
Cambridge, MA (4)          1                2.6             165,000
                          --              -----           ----------
                          16              174.0           2,365,000
                          ==              =====           ==========



(1) 25% interest in land through a joint venture.
(2) $20.00/FAR plus an earnout calculation.
(3) Subject to ground lease.
(4) Prior to January 23, 2002 the cost will be $25.92/ SF of land area. Land area is approximately 108,000 SF.